SUPPLEMENT TO
THE FIDELITY TREND FUND AND FIDELITY VALUE FUND FEBRUARY 19, 1998
PROSPECTUS
       FIDELITY VALUE FUND IS NOT OFFERED    THROUGH THIS PROSPECTUS.
TO REQUEST A PROSPECTUS FOR VALUE FUND PLEASE VISIT FIDELITY'S WEB SITE AT WWW.FIDELITY.COM OR CALL FIDELITY AT 1-800-544-8888.
The following information replaces similar information found under the heading "FMR and Its Affiliates" in the Charter section on page P-12. Nick Thakore is manager of Trend Fund, which he has managed since October 1998. Since joining Fidelity in 1993, Mr. Thakore has worked as an analyst and manager.

SUPPLEMENT TO THE FIDELITY TREND FUND
AND
FIDELITY VALUE FUND
A FUND OF FIDELITY CAPITAL TRUST
FEBRUARY 19, 1998
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION UNDER THE HEADING "INVESTMENT LIMITATIONS OF TREND FUND" ON PAGE 2:
(1) The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION UNDER THE HEADING "INVESTMENT LIMITATIONS OF TREND FUND" BEGINNING ON PAGE 2:
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE FIRST PARAGRAGH IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 22:
Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
THE FOLLOWING INFORMATION REPLACES THE INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION UNDER THE HEADINGS "MANAGEMENT FEES," "TREND FUND" AND "VALUE FUND" BEGINNING ON PAGE 23:
MANAGEMENT FEES. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of each fund's performance to that of the S&P 500.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE      EFFECTIVE ANNUAL FEE RATES

Average Group    Annualized  Group Net       Effective Annual Fee
Assets            Rate       Assets          Rate

 0 - $3 billion  .5200%       $ 0.5 billion  .5200%

 3 - 6           .4900         25            .4238

 6 - 9           .4600         50            .3823

 9 - 12          .4300         75            .3626

 12 - 15         .4000         100           .3512

 15 - 18         .3850         125           .3430

 18 - 21         .3700         150           .3371

 21 - 24         .3600         175           .3325

 24 - 30         .3500         200           .3284

 30 - 36         .3450         225           .3249

 36 - 42         .3400         250           .3219

 42 - 48         .3350         275           .3190

 48 - 66         .3250         300           .3163

 66 - 84         .3200         325           .3137

 84 - 102        .3150         350           .3113

 102 - 138       .3100         375           .3090

 138 - 174       .3050         400           .3067

 174 - 210       .3000         425           .3046

 210 - 246       .2950         450           .3024

 246 - 282       .2900         475           .3003

 282 - 318       .2850         500           .2982

 318 - 354       .2800         525           .2962

 354 - 390       .2750         550           .2942

 390 - 426       .2700

 426 - 462       .2650

 462 - 498       .2600

 498 - 534       .2550

 Over 534        .2500

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate for Trend Fund at $550 billion of group net assets - the approximate level for December 31, 1997 - was 0.2942%, which is the weighted average of the respective fee rates for each level of group net assets up to $550 billion. The effective annual fee rate for Value Fund at $550 billion of group net assets - the approximate level for October 31, 1997 - was 0.2941%, which is the weighted average of the respective fee rates for each level of group net assets up to $550 billion.
Each fund's individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for December 1997 (Trend), and October 1997 (Value), each fund's annual basic fee rate would be calculated as follows:

            Group Fee Rate       Individual Fund Fee Rate       Basic Fee Rate

Trend Fund  0.2942%         +    0.30%                     =    0.5942%

Value Fund  0.2941%         +    0.30%                     =    0.5941%




One-twelfth of this annual basic fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION UNDER THE HEADING "COMPUTING THE
PERFORMANCE ADJUSTMENT" ON PAGE 24:

Each percentage point of difference, calculated to the nearest 1.00% (for Value Fund) and 0.01% (for Trend Fund) (up to a maximum difference of (plus/minus)10.00) is multiplied by a performance adjustment rate of 0.02%.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION UNDER THE HEADING "SUB-ADVISERS" ON PAGE 25:

On behalf of each fund, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.
On behalf of each fund, for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate (including any performance adjustment) with respect to each fund's average net assets managed by the sub-adviser on a discretionary basis.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "DESCRIPTION OF THE TRUSTS" SECTION BEGINNING ON PAGE 27:

SHAREHOLDER AND TRUSTEE LIABILITY. Each trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. Fidelity Trend Fund provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. Fidelity Capital Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or its Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. Each Declaration of Trust also provides that its funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of a trust or fund may, as set forth in the Declarations of Trust, call meetings of a trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of an entire trust, the purpose of voting on removal of one or more Trustees. Fidelity Capital Trust or its funds may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the funds or trust. Fidelity Trend Fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of a trust or a fund with another entity or the sale of substantially all of the assets of a trust or a fund to another entity requires the vote of a majority of the outstanding shares of the fund, as determined by the current value of each shareholder's investment in the fund. The Trustees of Fidelity Trend Fund may, however, reorganize or terminate the trust or any fund without prior shareholder approval. If not so terminated, each trust or fund will continue indefinitely. Each fund may invest all of its assets in another investment company.